UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2019

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact Name of Registrant as specified in its Charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York		10286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

On Tuesday, April 9, 2019, at approximately 9 a.m. ET, Charles W. Scharf, Chairman and Chief Executive Officer of The Bank of New York Mellon Corporation (the “Company”), is scheduled to present at the Company’s Annual Meeting of Stockholders in New York. The slides that will be presented at the meeting will be available at www.bnymellon.com/investorrelations and are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the conference call and audio webcast of the meeting will be available by dialing +1 888-632-5004 (U.S.) or +1 646-828-8199 (International), and using the passcode: 190754, or by logging on to www.bnymellon.com/investorrelations. Replays of the webcast will be available beginning April 9, 2019, at approximately 2 p.m. ET through May 9, 2019, and may be accessed by dialing +1 888-203-1112 (U.S.) or +1 719-457-0820 (International) and using the passcode: 6705832. The archived version of the webcast will also be available at www.bnymellon.com/investorrelations for the same time period.

The information in this Item 7.01 and in Exhibit 99.1 attached to this Current Report on Form 8-K is being “furnished” pursuant to General Instruction B.2. of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any filings the Company has made or may make under the Securities Act of 1933 or Exchange Act, except as otherwise expressly stated in such filing. The contents of the Company’s website referenced herein and in the exhibit are not incorporated into this Current Report on Form 8-K.

The information presented in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, expectations regarding: our risk profile, performance, capital plans, investments, strategic priorities, financial goals, client experience and revenue growth; and statements regarding the Company’s aspirations, as well as the Company’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities and initiatives. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual outcomes may differ materially from those expressed or implied as a result of risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2018, and the Company’s other filings with the Securities and Exchange Commission. All statements in this Current Report on Form 8-K speak only as of the date of this filing and the Company undertakes no obligation to update the information to reflect events or circumstances that arise after that date or to reflect the occurrence of unanticipated events, except as required by federal securities laws.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit Number	Description

99.1	Presentation for the Company’s Annual Meeting of Stockholders on April 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 9, 2019	By:	/s/ Kathleen B. McCabe
	Name:	Kathleen B. McCabe
	Title:	Assistant Secretary

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